Exhibit 99.2

2017 Financial overview Robert landry, senior Vice President – finance and chief financial officer January 11, 2017

This presentation includes forward-looking statements that involve risks and uncertainties relating to future events and the future performance of Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”), and actual events or results may differ materially from these forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. These statements concern, and these risks and uncertainties include, among others, the nature, timing, and possible success and therapeutic applications of Regeneron's products, product candidates, and research and clinical programs now underway or planned, including without limitation EYLEA®(aflibercept) Injection, Praluent® (alirocumab) Injection, Dupixent® (dupilumab), sarilumab, fasinumab, REGN 2222, Regeneron’s earlier-stage product candidates, Regeneron’s immuno-oncology program, and the use of human genetics in Regeneron’s research process; the extent to which the results from Regeneron’s research programs or preclinical testing may lead to advancement of product candidates to clinical trials or therapeutic applications; unforeseen safety issues resulting from the administration of products and product candidates in patients, including serious complications or side effects in connection with the use of Regeneron’s product candidates in clinical trials; the likelihood and timing of possible regulatory approval and commercial launch of Regeneron's late-stage product candidates and new indications for marketed products, including without limitation EYLEA, Praluent, dupilumab, sarilumab, fasinumab, and REGN 2222; ongoing regulatory obligations and oversight impacting Regeneron’s marketed products (such as EYLEA and Praluent), research and clinical programs, and business, including those relating to patient privacy; determinations by regulatory and administrative governmental authorities which may delay or restrict Regeneron's ability to continue to develop or commercialize Regeneron’s products and product candidates; competing drugs and product candidates that may be superior to Regeneron’s products and product candidates; uncertainty of market acceptance and commercial success of Regeneron’s products and product candidates; the ability of Regeneron to manufacture and manage supply chains for multiple products and product candidates; coverage and reimbursement determinations by third-party payers, including Medicare and Medicaid; unanticipated expenses; the costs of developing, producing, and selling products; the ability of Regeneron to meet any of its sales or other financial projections or guidance and changes to the assumptions underlying those projections or guidance, including without limitation those relating to the Company’s expectations regarding reimbursement by the Company's collaboration partners of Company commercialization-related expenses, non-GAAP unreimbursed R&D, non-GAAP SG&A, effective tax rate, and capital expenditures; the potential for any license or collaboration agreement, including Regeneron's agreements with Sanofi, Bayer, and Teva Pharmaceutical Industries Ltd. (or their respective affiliated companies, as applicable), to be cancelled or terminated without any further product success; and risks associated with third party intellectual property and pending or future litigation relating thereto, including without limitation the patent litigation relating to Praluent, the permanent injunction granted on January 5, 2017 by the United States District Court for the District of Delaware that, if imposed, would prohibit Regeneron and Sanofi from marketing, selling, or manufacturing Praluent in the United States, the outcome of any appeals regarding such injunction, the ultimate outcome of such litigation, and the impact any of the foregoing may have on Regeneron’s business, prospects, operating results, and financial condition. A more complete description of these and other material risks can be found in Regeneron’s filings with the U.S. Securities and Exchange Commission, including its Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the quarterly period ended September 30, 2016, in each case including in the sections thereof captioned “Item 1A. Risk Factors.” Any forward-looking statements are made based on management’s current beliefs and judgment, and the reader is cautioned not to rely on any forward-looking statements made by Regeneron. Regeneron does not undertake any obligation to update publicly any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise. This presentation uses non-GAAP unreimbursed R&D and non-GAAP SG&A, which are financial measures that are not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures are computed by excluding certain non-cash and other items from the related GAAP financial measure. The Company believes that the presentation of these non-GAAP measures is useful to investors because they exclude, as applicable: (i) non-cash share-based compensation expense, which fluctuates from period to period based on factors that are not within the Company's control, such as the Company's stock price on the dates share-based grants are issued; (ii) loss on extinguishment of debt, since this non-cash charge is based on factors that are not within the Company's control; and (iii) up-front payments related to license and collaboration agreements. Non-GAAP adjustments also include the income tax effect of reconciling items. Non-GAAP unreimbursed R&D represents non-GAAP R&D expenses reduced by R&D expense reimbursements from the Company's collaboration partners. Regeneron makes such adjustments for items the Company does not view as useful in evaluating its operating performance. Management uses these non-GAAP measures for planning, budgeting, forecasting, assessing historical performance, and making financial and operational decisions, and also provides forecasts to investors on this basis. Additionally, such non-GAAP measures provide investors with an enhanced understanding of the financial performance of the Company's core business operations. However, there are limitations in the use of these and other non-GAAP financial measures as they exclude certain expenses that are recurring in nature. Furthermore, the Company's non-GAAP financial measures may not be comparable with non-GAAP information provided by other companies. Any non-GAAP financial measure presented by Regeneron should be considered supplemental to, and not a substitute for, measures of financial performance prepared in accordance with GAAP. 2 Note regarding FORWARD-LOOKING STATEMENTs and non-gaap financial measures

2017 FINANCIAL Overview 3 Review collaboration accounting Addition of Teva collaboration in September 2016 Expiration of Sanofi Antibody Discovery Collaboration funding on December 31, 2017 and three-year tail Differentiate between ‘Cost of Goods Sold’ (COGS) and ‘Cost of Collaboration and Contract Manufacturing’ (COCM) Unreimbursed and reimbursed R&D modeling overview Review tax guidance following adoption of ASU 2016-09 (stock compensation) COLLABORATION REVENUE MODELING SANOFI ANTIBODY COLLABORATION MODELING COGS & COCM MODELING R&D MODELING TAX OVERVIEW

Collaboration Revenue modeling 4 Sanofi and Bayer Collaborations Teva Collaboration 2017 income statement modeling remains consistent with 2016 filings Sanofi collaboration revenue line will continue to encompass both the antibody and the I/O collaborations Reimbursement of Regeneron R&D for antibody collaboration will continue after discovery funding ends Other Collaborations Revenues related to the Teva collaboration will not be a separate line item on the income statement Revenues related to this collaboration will be included in the “Other” revenue line on the Income Statement These revenues will include R&D reimbursements, potential development milestones, as well as amortization of the $250M upfront payment Quarterly filings will include detailed quantitative information Reimbursements from other collaborations will also flow into the “Other” revenue line Mitsubishi Tanabe Pharma Corporation (MTPC) Biomedical Advanced Research and Development Authority (BARDA) Potential development milestones related to the MTPC collaboration may be achieved in 2017

SANOFI ANTIBODY COLLABORATION MODELING 5 The Sanofi/Regeneron Antibody Discovery Collaboration Agreement expires on December 31, 2017 Regeneron will receive up to $130MM in Antibody Discovery funding in 2017, after which annual funding will be discontinued Notwithstanding this expiration, Sanofi has the option to name specific targets on which they would like to continue discovery collaboration activities for an additional 3 years Sanofi will provide full funding for these continued efforts Targets must be identified by June 30, 2017 Sanofi can then choose to opt-in to antibodies against these targets by December 31, 2020 Currently partnered clinical and commercial programs are not affected, and Sanofi will continue to reimburse Regeneron for programs previously opted into under the agreement The I/O Antibody Discovery and License Agreements are not affected by the expiration of the Antibody Discovery Collaboration Agreement Within the antibody collaboration, Sanofi is currently partnered with Regeneron on Praluent® (alirocumab) Injection, sarilumab, dupilumab, and REGN3500 (IL-33)

COGS and cost of Collaboration and contract manufacturing MODELING 6 Cost of Goods Sold Cost of Collaboration and Contract Manufacturing Cost of goods sold primarily consists of costs in connection with producing EYLEA commercial supplies, and various start-up costs and unabsorbed overhead costs in connection with our Limerick, Ireland commercial manufacturing facility In May 2016, cost of goods sold decreased since our obligation to pay Genentech a royalty based on U.S. sales of EYLEA ended COCM primarily consists of the costs in connection with producing bulk commercial supplies for our collaborators When our collaborators complete sales of these products to third party customers: We recognize the value that Sanofi and Bayer reimburse Regeneron for the costs in connection with producing these commercial supplies in the “Other” line items found within their respective collaboration revenue tables Our risk of inventory loss no longer exists, and we recognize our related manufacturing costs for the sold product as cost of collaboration manufacturing Key Difference: COGS represents costs related to products for which we record sales directly in our P&L, and COCM is related to products sold by our collaborators

REIMBURSED R&D MODELING 7 Late-stage collaborated programs include Praluent® (Sanofi) Dupixent® (Sanofi) Sarilumab (Sanofi) Fasinumab (Teva, MTPC) PD-1 monotherapy program funded on a 50/50 basis All other I/O molecules are funded by Regeneron and Sanofi on a 25/75 basis, respectively, from discovery through Proof-of-Concept CD20xCD3 is not included in the I/O collaboration REIMBURSED R&D COMPONENTS – 2017 & BEYOND Program Phase Collaborator Collaborator Funding(1) Praluent® 3 Sanofi 80% Dupilumab (Phase 3 indications) 3 Sanofi 80% Dupilumab (Phase 2 indications) 2 Sanofi 100% Sarilumab 3 Sanofi 80% Fasinumab 3 Teva, MTPC 50% REGN2810 (PD-1) 2 Sanofi 50% Nesvacumab + EYLEA 2 Bayer 25% REGN3500 (IL-33) 1 Sanofi 100% I/O Molecules(2) 1 Pre-clinical Sanofi ~75% Only represents Development Funding and excludes any Development Milestones that may be payable by a collaborator. Combinations of I/O molecules with Sanofi and Regeneron proprietary molecules are funded outside of the collaboration.

R&D MODELING 8 FORECASTING R&D ‘Project Costs’ – found in our quarterly filings, is a useful tool in determining how Regeneron’s reimbursed and unreimbursed R&D may fluctuate year-over-year Provides insight into how spending for programs will increase or decrease with clinical advancement, the initiation of new trials, or the conclusion of pivotal trials Source: Regeneron filings.

Tax overview 9 We believe potential tax reform proposals under discussion would be mostly positive for Regeneron Lowering U.S. corporate tax rate would be beneficial, as the majority of Regeneron earnings are in the U.S. Repatriation provisions would not impact Regeneron, as we do not currently have overseas earnings Total impact of “border adjustment” proposal is unclear Adoption of ASU 2016-09 during 2Q16 fundamentally changed how we determined and provided guidance for our effective tax rate The new standard requires companies to recognize tax benefits in connection with employee exercises of stock options in the income statement The new accounting standard will create volatility quarter-over-quarter in our effective tax rate The new standard does not permit these items to be forecasted in our estimated annual effective tax rate, but rather recognized in the quarter of stock option exercises EFFECTS OF POTENTIAL TAX REFORM AND NEWLY ADOPTED ACCOUNTING STANDARD

TARRYtown campus headquarters transaction 10 Entered into a Purchase Agreement with affiliates of Biomed Realty, L.P. to purchase Corporate Headquarters 150 acres of adjacent office and lab space in the towns of Mount Pleasant and Greenburgh, N.Y. Regeneron occupies 80% (1.2M ft2) / Tenants occupy 16% (0.24M ft2) / Common space 4% (0.07M ft2) Gross Purchase Price of $720MM with no financial condition Banc of America Leasing & Capital, LLC (“BAL”) to use best efforts to arrange a $720MM lease financing Intend to assign rights under the Purchase Agreement to an affiliate of BAL BAL will become the legal owner of the facility (“Lessor”) Regeneron to lease the facility for a term of five years At the end of the lease term, Regeneron has the option to: Request to extend term of lease Purchase the facility at a pre-determined amount Sell the facility to a third party on behalf of the lessor

TARRYtown campus headquarters transaction 11 2016 Capital Expenditures Guidance of $480MM - $510MM remains in place Closing of transaction expected in First Quarter 2017 Provides more economical expansion opportunities on existing campus Economics of Transaction(1) Estimated Average After-Tax Annual Cash Savings(2) $21MM Estimated 5-Year After-Tax Net Present Value(2) $90MM Favorable Tax Treatment Based on proposed transaction terms. Actual terms and economic impact may vary from those currently anticipated, and any such difference may be material. Includes $14MM of one-time transactional fees.

2017 FINANCIAL GUIDANCE1,2 12 $950MM - $1,025MM Non-GAAP Unreimbursed R&D: $1,175MM - $1,250MM Non-GAAP SG&A: This includes REGN incurred commercial-related expenses for Sanofi collaboration antibodies $400MM - $450MM Sanofi Reimbursement of Regeneron Commercialization-Related Expenses 32% - 38% Effective Tax Rate The 2017 guidance, provided on January 9th, 2017, does not assume the completion of any significant business development transactions not completed as of January 9th, 2017. Guidance does not factor financial impact from any ongoing Praluent litigation $375MM - $450MM Capital Expenditures The 2017 guidance, provided on January 9th, 2017, does not assume the completion of any significant business development transactions not completed as of January 9th, 2017. The 2017 guidance, provided on January 9th, 2017, assumes that Praluent will remain on the market throughout 2017.

13 Q&A

14 APPENDIX

OVERVIEW OF SANOFI I/O COLLABORATION MODELING 15 SANOFI WILL PROVIDE UP TO $2.17 BILLION INVESTMENT $640 million in upfront payments is being amortized, currently, over eight years $1 billion of funding from discovery through proof of concept, is being split 75/25 between Sanofi and Regeneron $650 million to fund development of PD-1, is being split 50/50 $75M ($15M in 2015 and $30M in both 2016 and 2017) transferred from antibody collaboration discovery funding to immuno-oncology collaboration IMMUNO-ONCOLOGY COLLABORATION 3Q15 EARNINGS Source: Regeneron filings.